Exhibit 10.14.4

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Date:	December 5, 2011

To:	Management Metric Based Bonus (MBB) Participants

From:	Jim Lejeal

Regarding:	Q4-2011 (FYE 1/31/2012) MBB Algorithm

The Rally Management Metric Based Bonus for Q4 2011 will be attached to company performance against total product bookings.

The intent is to align the company management with the sales team’s bookings objectives.

Goal:   Achieve the Company’s Q4 “assigned quota” (aka “Don’s number”) Total Product Bookings Sales Goal:

Company Quota Amount Budget:

New Product Bookings	$	[*]
Renewal Product Bookings	$	[*]
Total Product Bookings	$	[*]

Payment Structure:

The payment structure is different than prior quarters and allows for significantly more upside as follows:

•                  We will continue to have a 90% new bookings threshold to trigger the quarterly MBB at 90%, then

•                  100% of total product bookings will equate to a 100% payment of the quarterly MBB

•                  104% of total product bookings will equate to a 104% payment of the quarterly MBB

•                  105% of total product bookings will equate to a 125% payment of the quarterly MBB

•                  109% of total product bookings will equate to a 129% payment of the quarterly MBB

•                  110% of total product bookings will equate to a 176% payment of the quarterly MBB

•                  115% of total product bookings will equate to a 184% payment of the quarterly MBB

•                  120% of total product bookings will equate to a 192% payment of the quarterly MBB

•                  125% of total product bookings will equate to a 200% payment of the quarterly MBB (consistent with previous quarters the capped total award is at 125%)

•                  “Tiers” are linear and percentages in between will have a proportionate payment (by way of example 108% will pay out at 128%)

Anticipated Payout Date:

2 to 3 pay periods after close of quarter